Exhibit 99.3 3Q18 Supplemental Slides John McCallion Chief Financial Officer

Table of Contents

	Page
Explanatory Note on Non-GAAP Financial Information and Reconciliations	3
Net Income (Loss) to Adjusted Earnings	4
Long Term Care (LTC)	5
Actuarial Assumption Review and Other Insurance Adjustments	6
Notable Items	7
Adjusted Earnings ex. Total Notable Items by Segment	8
Direct Expense Ratio	9
Appendix	10

MetLife 2

Explanatory Note on Non-GAAP Financial Information and Reconciliations

Explanatory Note on Non-GAAP Financial Information

Any references in this presentation (except in this Explanatory Note on Non-GAAP Financial Information and Reconciliations) to:	Should be read as, respectively:
(i) net income (loss);	(i) net income (loss) available to MetLife, Inc.'s common shareholders;
(ii) adjusted earnings; and	(ii) adjusted earnings available to common shareholders; and
(iii) adjusted earnings per share.	(iii) adjusted earnings available to common shareholders per diluted common share.

In this presentation, MetLife presents certain measures of its performance that are not calculated in accordance with accounting principles generally accepted in the United States of America ("GAAP"). MetLife believes that these non-GAAP financial measures enhance the understanding of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of the business.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:	Comparable GAAP financial measures:
(i) adjusted earnings available to common shareholders;	(i) net income (loss) available to MetLife, Inc.'s common shareholders;
(ii) adjusted earnings available to common shareholders on a constant currency basis;	(ii) net income (loss) available to MetLife, Inc.'s common shareholders;
(iii) adjusted earnings available to common shareholders, excluding total notable items;	(iii) net income (loss) available to MetLife, Inc.'s common shareholders;
(iv) adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis;	(iv) net income (loss) available to MetLife, Inc.'s common shareholders;
(v) adjusted earnings available to common shareholders per diluted common share;	(v) net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share;
(vi) adjusted earnings available to common shareholders, excluding total notable items, per diluted common share;	(vi) net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share;
(vii) adjusted earnings available to common shareholders on a constant currency basis per diluted common share;	(vii) net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share;
(viii) adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis per diluted common share;	(viii) net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share;
(ix) adjusted expense ratio;	(ix) expense ratio;
(x) adjusted expense ratio, excluding total notable items related to other expenses and pension risk transfer (PRT);	(x) expense ratio;
(xi) direct expense ratio; and	(xi) expense ratio; and
(xii) direct expense ratio, excluding total notable items related to direct expenses and PRT.	(xii) expense ratio.

MetLife

3(i)

Explanatory Note on Non-GAAP Financial Information (Continued) Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in this presentation and in this period’s quarterly financial supplement and earnings news release, which are available at www.metlife.com. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable effort to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income. MetLife’s definitions of the various non-GAAP and other financial measures discussed in this presentation may differ from those used by other companies: Adjusted earnings and related measures • adjusted earnings available to common shareholders; • adjusted earnings available to common shareholders on a constant currency basis; • adjusted earnings available to common shareholders, excluding total notable items; • adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis; • adjusted earnings available to common shareholders per diluted common share; • adjusted earnings available to common shareholders, excluding total notable items per diluted common share; • adjusted earnings available to common shareholders on a constant currency basis per diluted common share; and • adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis per diluted common share. These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is also MetLife’s GAAP measure of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results.   Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted loss is defined as negative adjusted earnings. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends. Adjusted revenues and adjusted expenses These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP and are referred to as divested businesses. Divested businesses also includes the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes net investment gains (losses) (NIGL) and net derivative gains (losses) (NDGL). Adjusted expenses also excludes goodwill impairments.   The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues: • Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL and certain variable annuity guaranteed minimum income benefits (GMIB) fees (GMIB fees); • Net investment income: (i) includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment (“investment hedge adjustments”), (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iii) excludes certain amounts related to contractholder-directed unit-linked investments, (iv) excludes certain amounts related to securitization entities that are variable interest entities (VIEs) consolidated under GAAP; and (v) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in NIGL for GAAP; and • Other revenues is adjusted for settlements of foreign currency earnings hedges and excludes fees received in association with services provided under transition service agreements (TSA fees). 3(ii)

Explanatory Note on Non-GAAP Financial Information (Continued) The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:   • Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass through adjustments, (iii) benefits and hedging costs related to GMIBs (GMIB costs), and (iv) market value adjustments associated with surrenders or terminations of contracts (Market value adjustments); • Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments; • Amortization of deferred policy acquisition costs (DAC) and value of business acquired (VOBA) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs and (iii) Market value adjustments; • Amortization of negative VOBA excludes amounts related to Market value adjustments; • Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and • Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements, and (iii) acquisition, integration and other costs. Other expenses includes TSA fees. Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.   The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms. Expense ratio, direct expense ratio, adjusted expense ratio and related measures • Expense ratio: other expenses, net of capitalization of DAC, divided by total premiums, fees and other revenues. • Direct expense ratio: direct expenses, on an adjusted basis, divided by total adjusted premiums, fees and other revenues. • Direct expense ratio, excluding total notable items related to direct expenses and PRT: direct expenses, on an adjusted basis, excluding total notable items related to direct expenses, divided by total adjusted premiums, fees and other revenues, excluding PRT. • Adjusted expense ratio: other expenses, net of capitalization of DAC, both on an adjusted basis, divided by total adjusted premiums, fees and other revenues. • Adjusted expense ratio, excluding total notable items related to other expenses and PRT: other expenses, net of capitalization of DAC, both on an adjusted basis, excluding total notable items related to other expenses, divided by total adjusted premiums, fees and other revenues, excluding PRT. The following additional information is relevant to an understanding of MetLife’s performance results: • All comparisons on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the current period and are applied to each of the comparable periods. • Notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. 3(iii)

Reconciliations

Reconciliation of Net Income (Loss) Available to Common Shareholders to Adjusted Earnings Available to Common Shareholders

(In millions, except per share data)	3Q18	3Q18 Earnings Per Weighted Average Common Share Diluted[1]	3Q17	3Q17 Earnings Per Weighted Average Common Share Diluted[1]
Net Income (loss) available to MetLife, Inc.'s common shareholders	$ 880	$ 0.88	$ (97)	$ (0.09)
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:				
Less: Net investment gains (losses)	117	0.12	(606)	(0.57)
Less: Net derivative gains (losses)	(378)	(0.38)	(123)	(0.12)
Less: Other adjustments to continuing operations	(360)	(0.37)	(494)	(0.45)
Less: Provision for income tax (expense) benefit	128	0.13	985	0.92
Less: Income (loss) from discontinued operations, net of income tax	—	—	(968)	(0.90)
Add: Net income (loss) attributable to noncontrolling interests	3	—	6	0.01
Adjusted earnings available to common shareholders	$ 1,376	$ 1.38	$ 1,115	$ 1.04
Less: Total notable items	(156)	(0.16)	(69)	(0.06)
Adjusted earnings available to common shareholders, excluding total notable items	$ 1,532	$ 1.53	$ 1,184	$ 1.10
Weighted average common shares outstanding - diluted		1,000.7		1,071.5
Adjusted earnings available to common shareholders on a constant currency basis	$ 1,376	$ 1.38	$ 1,093	$ 1.02
Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis	$ 1,532	$ 1.53	$ 1,163	$ 1.09

MetLife

[1]Adjusted earnings available to common shareholders is calculated on a standalone basis and may not equal the sum of (i) adjusted earnings available to common shareholders, excluding total notable items and (ii) total notable items.

3(v)

Reconciliation to Adjusted Earnings Available to Common Shareholders, Excluding Total Notable Items

(In millions)	3Q18 U.S.	Group Benefits	Retirement and Income Solutions	Property & Casualty	Asia	Latin America	EMEA	MetLife Holdings	Corporate & Other
Adjusted earnings available to common shareholders	$ 795	$ 370	$ 339	$ 86	$ 266	$ 170	$ 55	$ 327	$ (237)
Less: Total notable items	37	37	—	—	(86)	28	(23)	(24)	(88)
Adjusted earnings available to common shareholders, excluding total notable items	$ 758	$ 333	$ 339	$ 86	$ 352	$ 142	$ 78	$ 351	$ (149)
Adjusted earnings available to common shareholders on a constant currency basis	$ 795	$ 370	$ 339	$ 86	$ 266	$ 170	$ 55	$ 327	$ (237)
Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis	$ 758	$ 333	$ 339	$ 86	$ 352	$ 142	$ 78	$ 351	$ (149)

(In millions)	3Q17 U.S.	Group Benefits	Retirement and Income Solutions	Property & Casualty	Asia	Latin America	EMEA	MetLife Holdings	Corporate & Other
Adjusted earnings available to common shareholders	$ 539	$ 241	$ 247	$ 51	$ 314	$ 163	$ 71	$ 364	$ (336)
Less: Total notable items	(10)	—	—	(10)	(4)	15	(8)	122	(184)
Adjusted earnings available to common shareholders, excluding total notable items	$ 549	$ 241	$ 247	$ 61	$ 318	$ 148	$ 79	$ 242	$ (152)
Adjusted earnings available to common shareholders on a constant currency basis	$ 539	$ 241	$ 247	$ 51	$ 310	$ 150	$ 66	$ 364	$ (336)
Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis	$ 549	$ 241	$ 247	$ 61	$ 314	$ 136	$ 74	$ 242	$ (152)

MetLife
3(vi)

Expense Detail and Ratios

(In millions, except ratio data)	2015	2016	2017
Reconciliation of Capitalization of DAC to Capitalization of DAC, as reported on an adjusted basis			
Capitalization of DAC	$ (3,319)	$ (3,152)	$ (3,002)
Less: Divested businesses and lag elimination[1]	120	(1)	34
Capitalization of DAC, as reported on an adjusted basis	$ (3,439)	$ (3,151)	$ (3,036)
Reconciliation of Other Expenses to Other Expenses, as reported on an adjusted basis			
Other expenses	$ 14,105	$ 13,295	$ 12,953
Less: Noncontrolling interest	(13)	(6)	(12)
Less: Regulatory implementation costs	2	1	—
Less: Acquisition, integration and other costs	28	64	65
Less: TSA fees	—	—	—
Less: Divested businesses	265	296	491
Other expenses, as reported on an adjusted basis	$ 13,823	$ 12,940	$ 12,409
Other Detail and Ratios			
Other expenses	$ 14,105	$ 13,295	$ 12,953
Add: Capitalization of DAC	(3,319)	(3,152)	(3,002)
Other expenses net of capitalization of DAC	$ 10,786	$ 10,143	$ 9,951
Total premiums, fees and other revenues	$ 43,900	$ 44,370	$ 45,843
Expense ratio	24.6%	22.9%	21.7%
Direct expenses	$ 6,444	$ 5,754	$ 6,006
Less: Total notable items related to direct expenses	362	79	296
Direct expenses, excluding total notable items related to direct expenses	$ 6,082	$ 5,675	$ 5,710
Other expenses, as reported on an adjusted basis	$ 13,823	$ 12,940	$ 12,409
Add: Capitalization of DAC, as reported on an adjusted basis	(3,439)	(3,151)	(3,036)
Other expenses, net of capitalization of DAC, as reported on an adjusted basis	$ 10,384	$ 9,789	$ 9,373
Less: Total notable items related to other expenses, as reported on an adjusted basis	362	507	377
Other expenses, net of capitalization of DAC, excluding total notable items related to other expenses, as reported on an adjusted basis	$ 10,022	$ 9,282	$ 8,996
Total adjusted premiums, fees and other revenues	$ 44,329	$ 44,479	$ 46,200
Less: PRT	1,740	1,761	3,305
Total adjusted premiums, fees and other revenues, excluding PRT	$ 42,589	$ 42,718	$ 42,895
Direct expense ratio	14.5%	12.9%	13.0%
Direct expense ratio, excluding total notable items related to direct expenses and PRT	14.3%	13.3%	13.3%
Adjusted expense ratio	23.4%	22.0%	20.3%
Adjusted expense ratio, excluding total notable items related to other expenses and PRT	23.5%	21.7%	21.0%

MetLife

[1] For the year ended December 31, 2016, Divested businesses and lag elimination includes adjustments related to the financial impact of converting MetLife's Japan operations to calendar year end reporting without retrospective application of this change to prior periods.

3(vii)

Expense Detail and Ratios (Continued)

(In millions, except ratio data)	1Q18	2Q18	3Q18
Reconciliation of Capitalization of DAC to Capitalization of DAC, as reported on an adjusted basis			
Capitalization of DAC	$ (796)	$ (834)	$ (810)
Less: Divested businesses and lag elimination	(1)	—	—
Capitalization of DAC, as reported on an adjusted basis	$ (795)	$ (834)	$ (810)
Reconciliation of Other Expenses to Other Expenses, as reported on an adjusted basis			
Other expenses	$ 3,204	$ 3,319	$ 3,287
Less: Noncontrolling interest	(7)	(5)	(3)
Less: Regulatory implementation costs	1	2	3
Less: Acquisition, integration and other costs	11	14	13
Less: TSA fees	79	78	78
Less: Divested businesses	10	53	9
Other expenses, as reported on an adjusted basis	$ 3,110	$ 3,177	$ 3,187
Other Detail and Ratios			
Other expenses	$ 3,204	$ 3,319	$ 3,287
Add: Capitalization of DAC	(796)	(834)	(810)
Other expenses net of capitalization of DAC	$ 2,408	$ 2,485	$ 2,477
Total premiums, fees and other revenues	$ 11,044	$ 16,998	$ 12,064
Expense ratio	21.8%	14.6%	20.5%
Direct expenses	$ 1,462	$ 1,500	$ 1,543
Less: Total notable items related to direct expenses	43	78	112
Direct expenses, excluding total notable items related to direct expenses	$ 1,419	$ 1,422	$ 1,431
Other expenses, as reported on an adjusted basis	$ 3,110	$ 3,177	$ 3,187
Add: Capitalization of DAC, as reported on an adjusted basis	(795)	(834)	(810)
Other expenses, net of capitalization of DAC, as reported on an adjusted basis	$ 2,315	$ 2,343	$ 2,377
Less: Total notable items related to other expenses, as reported on an adjusted basis	43	78	112
Other expenses, net of capitalization of DAC, excluding total notable items related to other expenses, as reported on an adjusted basis	$ 2,272	$ 2,265	$ 2,265
Total adjusted premiums, fees and other revenues	$ 10,929	$ 16,889	$ 11,938
Less: PRT	—	5,952	1,018
Total adjusted premiums, fees and other revenues, excluding PRT	$ 10,929	$ 10,937	$ 10,920
Direct expense ratio	13.4%	8.9%	12.9%
Direct expense ratio, excluding total notable items related to direct expenses and PRT	13.0%	13.0%	13.1%
Adjusted expense ratio	21.2%	13.9%	19.9%
Adjusted expense ratio, excluding total notable items related to other expenses and PRT	20.8%	20.7%	20.7%

MetLife

3(viii)

Net Income (Loss) to Adjusted Earnings ($ in millions) – Post-tax 3Q18 Net Income (Loss)1 $880 Less: Net Investment Gains (Losses) 92 Net Derivative Gains (Losses) 2 (299) Investment Hedge Adjustments (99) Actuarial Assumption Review 2 (230) Other 2 40 Adjusted Earnings1 $1,376 1 Available to common shareholders.2 Net Derivative Gains (Losses) includes a $94M post-tax loss associated with our Actuarial Assumption Review that is also included within the $230M Actuarial Assumption Review line item. As a result, the Other line item reflects the removal of this loss being included within both categories. See Explanatory Note on Non-GAAP Financial Information and Reconciliations (Explanatory Note) for non-GAAP financial 4 information, definitions and/or reconciliations.

Long Term Care: Overview • No GAAP reserve unlocking from Actuarial Assumption Review • GAAP loss recognition testing (LRT) margin of $2.1 billion1 • Statutory reserves are $2.6 billion higher than GAAP1 • Generates annual premium of ~$750 million • Achieved +7% average rate increase on entire LTC block in 2017 and +3% through 3Q18 year-to-date 1 As of September 30, 2018. 5

Actuarial Assumption Review and Other Insurance Adjustments ($ in millions) – Post-tax Non- Adjusted Adjusted Net Highlights Earnings Earnings Income Enhancements to the valuation modeling Group Benefits $37 $0 $37 system for Individual Disability Lapse assumption updates in Japan and Asia (86) (84) (170) Korea Improved persistency assumption for Latin America 28 0 28 Mexico Worksite Marketing Lower Group Employee Benefit termination EMEA (23) 3 (20) rates in the U.K. Better mortality, IBNR life reserve MetLife Holdings (24) (149) (173) adjustment, modified lapse assumptions, and Closed Block refinements Total $ (68) $ (230) $ (298) 6

Notable Items Post-tax 3Q18 $ in Per Share millions Impact2 Adjusted Earnings1 $1,376 $1.38 Less Notable Items: Actuarial Assumption Review and Other Insurance Adjustments (68) (0.07) Expense Initiative Costs (88) (0.09) Adjusted Earnings1, ex. Total Notable Items $1,532 $1.53 1 Available to common shareholders. 2 The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. See Explanatory Note for non-GAAP financial information, definitions and/or reconciliations. 7

Adjusted Earnings ex. Total Notable Items by Segment ($ in millions) – Post-tax % % Change 3Q18 3Q17 Change (Constant Rate) Highlights + Underwriting Margins; + Volume Growth; Group Benefits $333 $241 38% + Expense Margins; + Taxes + Underwriting Margins; + Volume Growth; Retirement and Income Solutions 339 247 37% + Taxes; - Investment Margins Property & Casualty 86 61 41% + Underwriting Margins U.S. $758 $549 38% Asia 352 318 11% 12% + Volume Growth; - Underwriting Margins + Volume Growth; + Interest Margins; Latin America 142 148 (4%) 4% + Underwriting Margins; - Taxes EMEA 78 79 (1%) 5% + Expense Margins; - Underwriting Margins + Underwriting Margins; + Expense Margins; MetLife Holdings 351 242 45% + Taxes; - Volume Growth + Variable Investment Income; C&O (149) (152) 2% + Expense Margins; - Taxes; - Interest Margins Adjusted Earnings1, ex. Total Notable Items $1,532 $1,184 29% 32% Adjusted EPS, ex. Total Notable Items $1.53 $1.10 39% 40% 1 Available to common shareholders. See Explanatory Note for non-GAAP financial information, definitions and/or reconciliations. 8

Direct Expense Ratio 15% 14.3% 14% 13.3% 13.3% 13.1% 13.0% 13.0% 13% 12% 2015 2016 2017 1Q18 2Q18 3Q18 Note: Direct expense ratio excludes total notable items related to direct expenses and PRT. See Explanatory Note for non-GAAP financial information, definitions and/or reconciliations. 9

Appendix

Long Term Care Book of Business Profile $ in millions, except daily benefits Individual Group Total Balance Sheet GAAP Reserves $7,225 $4,880 $12,105 Statutory Reserves $9,006 $5,704 $14,710 In-Force Policies In-Force 209,044 270,865 479,909 Paid-up Policies (included in policies in-force) 11,265 1,129 12,394 Average Issue Age (Yrs) 57 53 55 Average Attained Age (Yrs) 71 71 71 Average Max Daily Benefit (Current) $234 $169 $198 Average Max Benefit Period (Non-Lifetime) (Yrs) 4.1 4.6 4.4 Annualized Earned Premiums $454 $294 $748 Benefit Mix Lifetime Benefits 19% 12% 15% (by in-force count) 5% Compound Inflation 44% 7% 23% <5% Compound Inflation 3% 0% 1% % of policies with Simple Inflation 21% 0% 9% these features Combined Lifetime and Inflation Benefits 14% 1% 7% Open Claims Policies on Claim 4,715 8,131 12,846 Average Disabled Age (Yrs) (at disablement) 81 82 81 Average Max Daily Benefit $195 $150 $166 As of September 30, 2018. 11

Long Term Care: Key Assumptions Base Reserves Testing GAAP STAT GAAP LRT STAT AAT1 Morbidity Improvement Yes for 20% of block None 50 bps per year None Mortality Improvement Yes for 25% of block None 1% per year None Expected Future Claim Based primarily on Based primarily on Based on company Based on company Costs/Base Morbidity industry experience industry experience experience experience Average 2 Ultimate Lapse Rate 2.0% 1.5% 0.8% 0.8% Discount Rate / New Mean reversion of Money Investment Rate 5.5% 4.4% 10-year Treasury to NY7 4.25% over 8 years $600 million of Present Value of None None future rate increases Approved only Future Rate Increases not yet approved 1 Asset adequacy testing. 2 Preliminary 2018 assumption. 12

Long Term Care: Loss Recognition Testing Assumptions and Sensitivities GAAP LRT Margin Sensitivities Estimated Margin Impact Current Assumption Assumption Change Decrease / Increase ($ in millions) Remove improvement: -50 bps Morbidity Improvement 50 bps per year Increase improvement: +50 bps ($1,600) - $1,600 Increase improvement: +1% Mortality Improvement 1% per year Remove improvement: -1% ($700) - $700 Change in expected future Expected Future Claim Based on company claims costs: ($600) - $600 Costs/Base Morbidity experience +5% to -5% Average Ultimate Lapse Rate 0.8% -10 bps to +10 bps ($200) - $200 Mean reversion of New Money 10-year Treasury to -20 bps to +20 bps ($100) - $100 Investment Rate 4.25% over 8 years $600 million of future Present Value of rate increases not yet Decrease / increase rate ($100) - $100 Future Rate Increases approved increases by 15% 13